Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of YCC Holdings LLC (the “Company”) on Form 10-Q for the fiscal quarter ended September 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lisa K. McCarthy, Treasurer of the Company, certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lisa K. McCarthy
Lisa K. McCarthy
Treasurer (Principal Financial Officer and Accounting Officer)
November 9, 2012